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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30,2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                  333-68542                 13-3633241
---------------------------        --------------         ---------------------
       (STATE OR OTHER              (COMMISSION             (I.R.S. EMPLOYER
         JURISDICTION               FILE NUMBER)           IDENTIFICATION NO.)
      OF INCORPORATION)

383 Madison Avenue
New York, New York                                     10179
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    (ADDRESS OF PRINCIPAL                           (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000



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                                       -2-

Item 5. OTHER EVENTS.

                  The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002, incorporated by reference in the prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)      FINANCIAL STATEMENTS.

                 Not applicable.

        (b)      PRO FORMA FINANCIAL INFORMATION.

                 Not applicable.

        (c)      EXHIBITS

                      ITEM 601(a) OF
                      REGULATION S-K
  EXHIBIT NO.         EXHIBIT NO.            DESCRIPTION
  -----------         -----------            -----------
  1                   23                     Consent of PricewaterhouseCoopers
                                             LLP, independent auditors of MBIA
                                             Insurance Corporation with respect
                                             to the Prime Mortgage Trust 2003-1,
                                             Mortgage Pass-Through Certificates,
                                             Series 2003-1.







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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         STRUCTURED ASSET MORTGAGE
                                         INVESTMENTS INC.


                                         By:  /s/ Baron Silverstein
                                            -------------------------------
                                         Name:    Baron Silverstein
                                         Title:   Vice President

Dated: May 27, 2003



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                                              EXHIBIT INDEX

              Item 601 (a) of            Sequentially
Exhibit       Regulation S-K             Numbered
Number        Exhibit No.                Description                       Page
------        -----------                -----------                       ----
 1               23                      Independent Auditors'               6
                                         Consent